SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2004

Commission	Exact Name of Registrant as	I.R.S. Employer
File Number	Specified in its Charter	Identification No.

1-11607	DTE Energy Company
	(a Michigan corporation)	38-3217752
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

SIGNATURES
EXHIBIT INDEX
Press Release issued January 23, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99	Press Release dated January 23, 2004

Item 9. Regulation FD Disclosure.

     On January 23, 2004, the DTE Energy Company (“DTE Energy”) issued a press release regarding an unsolicited below-market “mini-tender offer”. A copy of the press release is included as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

     Date: January 23, 2004

DTE ENERGY COMPANY (Registrant)

/s/ N. A. Khouri N. A. Khouri Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press Release dated January 23, 2004